Exhibit 99.2

1Q13 Earnings Presentation April 24, 2013 Presenter: Anthony G. Petrello Chairman, President & Chief Executive Officer

Forward-Looking Statements 2 We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. You should consider the following key factors when evaluating these forward-looking statements: • fluctuations in worldwide prices and demand for natural gas, natural gas liquids and crude oil; • fluctuations in levels of natural gas, natural gas liquids and crude oil exploration and development activities; • fluctuations in the demand for our services; • the existence of competitors, technological changes and developments in the oilfield services industry; • the existence of operating risks inherent in the oilfield services industry; • the existence of regulatory and legislative uncertainties; • the possibility of changes in tax laws; • the possibility of political instability, war or acts of terrorism in any of the countries in which we do business; and • general economic conditions including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas, natural gas liquids or crude oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all inclusive, but is designed to highlight what we believe are important factors to consider.

3 Recent Highlights

Completion Services 20% Production Services 14% U.S. Drilling 31% Canada 6% International 17% Other Rig Services 12% Two Primary Business Lines 4 (1) Includes announced new build commitments (2) Revenue excludes other reconciling items > Drilling & Rig Services – U.S. Lower 48 – 279 rigs(1) – U.S. Offshore – 22 rigs – Alaska – 20 rigs – Canada – 66 rigs – International – 150 rigs – Other Rig Services • Canrig (top drives, rig automation software) • Peak (Alaska logistics) • Ryan (directional drilling) > Completion & Production Services – Completion Services - 805k HHP – Production Services • 546 rigs • 1,036 trucks • 3,568 frac tanks 2012 Revenue(2)

New Board Member Howard Wolf 5 > Experience – Former senior partner at Fulbright & Jaworski L.L.P. (1959-2003) – Chaired State Bar of Texas Committee on Securities and Investment Banking and Section on Corporation, Banking, and Business Law – Served on, or chaired, numerous boards of directors including, Stewart & Stevenson and Offshore Logistics – Currently serves as a director of Simmons & Company

6 Balance Sheet Management Targeted Net Debt Reduction (1) Coverage defined as LTM EBITDA / LTM Interest Expense (3) Based on consensus EBITDA as of 4/19/13 (2) Leverage defined as Total Debt / LTM EBITDA Actual Targeted(3) ($MM's) 4Q11 4Q12 1Q13 4Q13 Total Debt $4,624 $4,380 $4,380 $3,913 Cash and Investments 539 778 690 540 Net Debt 4,084 3,601 3,690 3,372 Shareholders’ Equity 5,588 5,945 5,974 6,241 Gross Debt to Capitalization 45% 42% 42% 39% Net Debt to Capitalization 42% 38% 38% 35% Coverage(1) 7.0x 7.9x 7.4x 7.7x Leverage(2) 2.6x 2.2x 2.4x 2.1x

PACE®-X Rig Designed for Current and Future Market Demands 7 > Smaller modular footprint and walking system – Reduces pad construction and remediation costs – Faster and lower cost well-to-well and pad-to-pad moves – Fewer permit loads for anytime moving and reduced truck traffic – Minimizes environmental impact – Increases drilling efficiency – Reduces HSE exposure > Scalable size and capacity – High downhole torque – Oversized setback – Expandable bi-fuel power and pump capacity > Designed specifically for pad drilling – Expanded substructure height and width – Reduces need for deep cellars > Higher hydraulic horsepower and closed loop mud system – Consistent ROP in long laterals – Reduces equipment rental and rig move time – Increases productivity Awarded 2 New Contracts = 19 Contracted 18 rigs delivered in 2013 & 1 rig in 2014

Alaska Legislature Repeals Progressive Tax 8 > Senate Bill 21 passed April 14, 2013 – Gov. Sean Parnell: “We are signaling to the world that Alaska is back, ready to compete, and ready to supply more energy once again.” > Goal to increase Alaska oil production – North Slope production • 1988 peaked at over 2 mmbpd with Prudhoe Bay comprising 1.6 mmbpd • 2012 production averaged 579 mbpd with Prudhoe comprising 265 mbpd > Prior progressive tax – Oil profits taxed at 25% per barrel at $30 per barrel – Tax increases 0.4% for every $1 per barrel above $30 > New tax – Flat 35% net profits tax, with $5 per barrel exempted for all produced oil Other Oil States’ Tax Structures . North Dakota: 11.5% of gross value of oil production . Texas: 4.6% per barrel (plus other small fees)

9 Financial Summary ($M’s except EPS) 1Q12 2Q12 3Q12 4Q12 1Q13 Revenue $1,821,757 $1,602,797 $1,666,892 $1,596,807 $1,581,540 EBITDA 563,157 486,363 497,612 427,034 422,953 Operating Income 315,536 225,347 228,015 149,751 149,588 Diluted EPS(1) $0.49 $(0.34) $0.22 $0.44 $0.33 (1) Diluted EPS for continuing operations

10 Drilling & Rig Services

11 Drilling & Rig Services Adjusted Income (Loss) Derived from Operating Activities ($M’s) 1Q12 2Q12 3Q12 4Q12 1Q13 Drilling & Rig Services: U.S. Drilling $166,733 $145,351 $115,207 $82,603 $77,595 Canada 43,146 (529) 21,679 27,064 30,518 International 21,138 16,401 30,299 23,388 21,469 Rig Services 29,846 28,179 16,207 4,829 7,737 Total $260,863 $189,402 $183,392 $137,884 $137,319

Global Rig Fleet Details 12 AC SCR Mech Total Moving Systems Alaska Land 5 12 3 20 13 Lower 48 157 96 26 279 141 Canada 16 21 29 66 20 International Land 31 64 31 126 49 Offshore 6 40 2 48 n/a Total 215 233 91 539 223 As of 3/31/13, including contracted rigs scheduled to be delivered and moving systems scheduled to be installed 40% 43% 17% Rigs by Power Type AC SCR Mech 45% 55% Global Rigs with Moving Systems Moving Systems Non-Moving

1Q Rig Utilization & Availability 13 Rig Fleet 1Q13 Rig Years Utilization U.S. Lower 48 AC 140 119 85% Legacy 122 51 42% U.S. Lower 48 Total 262 170 65% U.S. Offshore 22 14 64% Alaska 21 6 29% Canada 65 40 62% International 148 123 83% Subtotal 518 353 68% PACE®-X Construction(1) 16 Total Fleet 534 (1) Includes announced new build commitments

> Contract mix – 115 rigs (65%) term – 62 rigs (35%) spot > Commodity focus – 136 rigs (77%) oil and liquids – 26 rigs (15%) gas term – 15 rigs (8%) gas spot > Customer base – Super majors and majors 20% – Large independents 43% – Small and private 37% > 95% pad-capable rig utilization Leading Lower 48 Player 14 PACE®-F Rig PACE®-M Rig PACE®-B Rig PACE®-X Rig As of 4/24/13

Lower 48 Working Rigs by Region and Play 5 Total Lower 48 Rigs on Revenue: 177 As of 3/31/13 15 Basin Rigs Marcellus/Utica 9 Haynesville 12 Bakken 49 Eagle Ford 30 Permian 25 Barnett 3 Granite Wash 11 Other 38 Total 177 62 25 20 16 30 10 9

Lower 48 Newbuild Deployments



16
14
12
10
8
6
4
2
0
16 rigs left to be delivered in 2013 & 1 rig in 2014
2Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014



2005
0%
45%
55%
AC SCR Mech



2009
31%
28%
41%
AC SCR Mech



2014
9%
35%
56%
AC SCR Mech

As of 3/31/13 including rigs scheduled to be delivered

NABORS

16

NBR Skid, 27 NBR Walking, 114 Non Pad-Capable 83% Pad-Capable (NBR) 6% Pad-Capable (Industry) 11% Industry Skid, 65 NBR Skid, 27 NBR Walking, 78 Industry Walking, 112 Lower 48 Pad-Capable Rigs 17 Source: Baker Hughes Land Rig Count, NBR Estimates Nabors currently has over 1/3 of industry’s padcapable rigs and 40% of its walking rigs After ’13 &’14 newbuilds and upgrades, Nabors will have 27 skidding rigs and 114 walking rigs

> Skidding System • Limited by guide track, problems with existing wells • Requires perfectly level guide track to prevent high-center of rig • Guide track is last to leave, first to be rigged up • Unforgiving if conductor is off-center • Requires additional loads > Stomper System • Reduced rig up • Ability to walk around existing wells • Onboard rig leveling system Walking System Advantages 18

Three Limitations of Skid Rigs 1. Accommodating misaligned wells 19

Three Limitations of Skid Rigs 2. Accommodating typical wellhead installation 20

Three Limitations of Skid Rigs 3. Accommodating uneven ground 21

PACE®-X Pad Drilling Capabilities 22

U.S. Offshore Two of the Largest Platform Drilling Rigs in the Gulf of Mexico 23 U.S. Offshore Rig Fleet Workover Platform 10 Drilling Platform 7 Workover Jackup 1 Barge 4 Total 22 Nabors designed, built and owned Nabors designed and built, customer-owned Two New 4,600 HP Rigs

24 Nabors Arctic Coiled Tubing Drilling Rig CDR-2

Canada Drilling



Canada Rig Year Seasonality
60
50
40
30
20
10
0
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Canada Rig Years
1Q rig count lower than traditional seasonal high



Recent Seasonal Ramps
60
50
40
30
20
10
0
2Q12
3Q12
4Q12
1Q13
2010/2011
2011/2012
2012/2013

NABORS

25

Canada Working Rigs by Play 26 Play Target AC SCR Mechanical Walking Rigs Workover Rigs Montney Oil / Gas 3 8 5 1 Duvernay (NW Alberta) Oil 1 1 18 Cardium (Central Alberta) Oil 8 18 Saskatchewan Oil 4 Oil Sands Oil 2 2 4 10 Horn River Gas 1 2 1 Total 6 13 8 11 51 As of 3/31/13

International Working Rigs 27 Algeria 10 Ecuador 6 Kuwait 2 Romania 1 Angola 1 India 5 Malaysia 2 Russia 4 Argentina 15 Iraq 5 Mexico 14 Saudi Arabia 32 Colombia 8 Italy 1 Oman 4 Venezuela 5 Congo 2 Jordan 1 PNG 2 Yemen 3 Kazakhstan 1 Qatar 1 Total 125 10 2 15 8 1 6 5 5 1 1 1 2 2 14 4 2 1 1 4 32 5 3

International Land Fleet Details 28 AC SCR Mech Total Moving Systems International 32 64 30 126 49 25% 51% 24% Rigs by Power Type AC SCR Mech 39% 61% Rigs with Moving Systems Moving Systems Non-Moving 90% 10% Rigs with Top Drives Top Drive No Top Drive 31% 35% 34% Since 2005 Newbuild Refurbished Original

Manufacturing Automated Drilling Equipment Drilling Software & Automation Technology Directional Drilling Expertise Operational Excellence Advanced Rig Designs Closing the Loop on Drilling Automation 29

30 Completion & Production Services

Completion & Production Services Adjusted Income Derived from Operating Activities 31 ($M’s) 1Q12 2Q12 3Q12 4Q12 1Q13 Completion & Production Services: Completion Services $64,860 $46,144 $47,218 $30,296 $17,756 Production Services 28,029 25,397 34,035 21,374 26,014 Total $92,889 $71,541 $81,253 $51,670 $43,770

Completion & Production Services Fleet Region Rigs Frac Crews Trucks Frac Tanks CTU Cementing Wireline Additional Equipment Western 181 108 99 15 12 P&A Rigs, Foam Units Rockies 69 10 56 322 2 9 10 P&A Rigs, Pumps, Swivels Mid-Con 36 1 111 438 2 8 8 Reverse Units, Foam Units Northeast 11 4 105 602 5 40 12 Rig Moving, Excavation West Texas 104 3 334 1,241 2 4 2 Reverse Units, Foam Units South Texas 25 3 196 570 4 7 2 Condensate Trucks Ark-La-Tex 16 2 126 296 P&A Rigs Gulf Coast 1 4 Canada 104 2 P&A Rigs Total 546 26 1,036 3,568 30 84 34 32

Stimulation Fleet Contract Detail Region # of Crews Term Spot Idle Oil/Liquids Dry Gas 24 Hr. Rockies 10 6 4 10 6 Mid-Con 1 1 Northeast 4 1 3 2 2 3 West Texas 3 1 1 1 2 South Texas 3 2 1 3 3 Ark-La-Tex 2 2 Gulf Coast 1 1 Canada 2 2 2 Total 26 10 11 5 19 2 12 33 21working

U.S. Production Services Rates & Hours 34 500,000 600,000 700,000 800,000 900,000 $380 $420 $460 $500 $540 $580 2009 2010 2011 2012 Well Servicing Rigs Annual Rates and Hours Rig Hours Rig Rate 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 $80 $90 $100 $110 $120 $130 2009 2010 2011 2012 Fluid Hauling Trucks Annual Rates and Hours Truck Hours Truck Rate 180,000 190,000 200,000 210,000 220,000 230,000 $100 $200 $300 $400 $500 $600 $700 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Quarterly Rates and Hours Rig Hours Rig Rate 0 100,000 200,000 300,000 400,000 500,000 600,000 $100 $105 $110 $115 $120 $125 $130 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Quarterly Rates and Hours Truck Hours Truck Rate

35 Summary

Key Takeaways > Near term remains challenging with limited visibility > Outsized operating leverage over longer term > Global optionality relative to North America-centric peers > Continued focus on EBITDA generation > Multiple opportunities for high-impact investments > Focused on matters within our control > Potential for trading multiple expansion 36

EBITDA 37 ($M’s) 1Q12 2Q12 3Q12 4Q12 1Q13 Drilling & Rig Services $455,225 $399,217 $398,741 $359,889 $356,688 Completion & Production Services 146,560 123,176 136,488 107,732 97,842 Other reconciling items (38,628) (36,030) (37,617) (40,587) (31,577) Total $563,157 $486,363 $497,612 $427,034 $422,953

38 Ancillary Information

39 Nabors Global Infrastructure Margins and Activities 1Q12 4Q12 1Q13 Drilling Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs U.S. Lower 48 $10,942 219.0 $12,363 172.7 $9,955 169.5 U.S. Offshore 19,630 11.9 (428) 12.4 19,163 14.1 Alaska 48,124 8.2 22,344 5.2 48,491 6.0 Canada 14,282 48.7 14,389 36.3 14,278 40.0 International 11,023 117.7 12,004 119.3 11,452 122.7 Production Services Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs U.S. Lower 48 $529 213,026 $590 202,368 $586 212,298 Canada 834 57,044 818 44,582 806 48,027 (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period.

Quarter-end Number Of Rigs Subject To Term Contracts(1) 1Q13 2Q13 3Q13 4Q13 1Q14 4Q 2012 95 81 69 63 55 1Q 2013 111 92 79 76 64 U.S. Lower 48 Term Contracts in Force at March 31, 2013 (1) Represents the quarterend number of contracts in force with no incremental contract awards in the future 40 ($MM’s) Actual Estimates Non-Working Rig Revenue 1Q13 2Q13 Out Years Lump Sum 1.4 1.0 -- Lump Sum: Amortized Monthly 1.6 2.3 2.3 Standby: Monthly 4.7 3.3 -- Total 7.7 6.6 2.3 Added 16 contracts in 1Q net of expirations Expect term contracts to decrease by 19 net of newbuilds